EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



Tricia A. Willis, as Chief Financial Officer of Huile= Oil & Gas, Inc., a Nevada corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-QSB for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2002                    /s/ TRICIA A. WILLIS
                                            __________________________
                                            Tricia A. Willis
                                            Chief Financial Officer
                                            Huile= Oil & Gas, Inc.